Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED

ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

This Fifth Amendment to Amended and Restated Addendum to Distributor Franchise Agreement (“Fifth Amendment”) is entered into on this 8th day of June, 2009, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a distributor Franchise Agreement on or about August, 2000 (the “DFA”);

WHEREAS, CITGO and the Company have entered into an Amended and Restated Addendum to that DFA on February 11, 2003, (the “Addendum”); a First Amendment to Amended and Restated Addendum to DFA on March 31, 2005, (the “First Amendment”); a Second Amendment to Amended and Restated Addendum to DFA on October 17, 2005, (the “Second Amendment”); a Third Amendment to Amended and Restated Addendum to DFA on March 24, 2006 (the “Third Amendment”); and a Fourth Amendment to Amended and Restated Addendum to DFA on December 18, 2006 (the “Fourth Amendment”); the Addendum and four amendments are collectively referred to as the Addendum or Addendum as Amended; and

WHEREAS, CITGO and the Company desire to revise the Performance Criteria described in Section 7.7 to allow the Company to convert or add CITGO branded stations under the terms of this Addendum such that the motor fuels supplied will be priced under the terms of this Addendum if the parties mutually agree.

NOW, THEREFORE in consideration of the premises and covenants contained herein, it is agreed to add Section 4(iii) as follows:

“For each location approved pursuant to Section 7.7 and listed on Exhibit B, [***] (that is, [***] to that listed in Section 4 (ii)) for [***] of product purchased for delivery to each such location. The [***] of the [***] is listed in Exhibit B for each location. At month end, the Company will provide the [***] with Exhibit B locations, and the [***] will be [***]. This Section 4 (iii) shall apply only to locations listed on Exhibit B”

Further, it is agreed to delete and replace Section 7.7 in its entirety with the following:

“7.7     The Company may convert or add CITGO branded or co-branded stations only with CITGO’s prior written approval (except locations added in accordance with Section 7.5 which do not require prior approval). Converted or added stations approved by CITGO will be added to Exhibit B by amendment, and will be subject to pricing set forth in Section 4 (iii), and will have their aggregate volumes of product purchased added to Gasoline Contract Volume and Distillate Contract Volume, as applicable.”

_________________

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

            The effective date of this Fifth Amendment is June 8, 2009. Other than as amended herein, all other provisions of the Addendum as Amended shall remain full force and effect.

IN WITNESS WHEREOF, this Fifth Amendment was executed on the date above written.

CITGO PETROLEUM CORPORATION		THE PANTRY, INC.
By:	/s/ Gustavo J. Velasquez	By:	/s/ Peter J. Sodini
	(signature)		(signature)
	Gustavo J. Velasquez		Peter J. Sodini
	(printed name)		(printed name)
Title:	VP. Supply & Marketing	Title:	President & CEO

Exhibit B

Additional Contract Volume and [***] for mutually agreed upon new CITGO branded or co-branded stations.

Supply Terminal	[***]	Additional Contract Volume (Gallons per Month)		[***] ($/gal)
		Gasoline	Distillate	Gasoline	Distillate
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total		[***]	[***]	[***]	[***]

_________________

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.